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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 33-74800, 333-23587, 333-59879 and 33-59875 of Hawthorne Financial Corporation
on Form S-8 of our report dated February 26, 1999 (March 30, 1999 as to Note N) appearing in this annual report on Form 10-K of Hawthorne Financial Corporation for the year ended December 31, 1998.

/s/ DELOITTE & TOUCHE LLP

March 30, 1999
Los Angeles, California